================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) July 25, 2006

                              PHARMION CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Delaware                   000-50447               84-1521333
  ----------------------------      ----------------       -------------------
  (State or other jurisdiction      (Commission File          (IRS Employer
       of incorporation)                Number)            Identification No.)

         2525 28th Street, Boulder, Colorado                     80301
       ----------------------------------------               ----------
       (Address of principal executive offices)               (Zip Code)

         Registrant's telephone number, including area code 720-564-9100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 2.02      RESULTS OF OPERATIONS AND FINANCIAL CONDITION
----

                    On July 25, 2006, Pharmion Corporation issued a press
               release describing the financial results of the Company for the quarter ended June 30, 2006. A copy of the press release is attached as Exhibit 99.1 and is being incorporated herein by reference.

                    The information incorporated by reference in Item 2.02 of
               this Form 8-K and Exhibit 99.1 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS.
----

               (d)  Exhibits

               EXHIBIT
               NUMBER      DESCRIPTION
               --------    -----------------------------------------------------
               99.1        Press Release, dated July 25, 2006.

                           This exhibit is furnished pursuant to Item 2.02 and shall not be deemed to be "filed."

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 PHARMION CORPORATION


 Date: July 25, 2006                             By:    /s/ Erle T. Mast
                                                        ------------------------
                                                 Name:  Erle T. Mast
                                                 Title: Chief Financial Officer